ANNEX E

The Cypress Group LLC

65 East 55th Street

New York, NY 10022

April 22, 2008

Board of Directors

Danka Business Systems

Masters House

107 Hammersmith Road

London W14 0QH

Dear Sirs:

Reference is made to that certain letter agreement (the “Letter Agreement”), dated April 8, 2008, by and among Cypress Merchant Banking Partners II L.P., a Delaware limited partnership, Cypress Merchant Banking II C.V., a limited partnership organized and existing under the laws of the Netherlands, and 55th Street Partners II L.P., a Delaware limited partnership (collectively, the “Cypress Shareholders”) and Danka Business Systems PLC, a public limited company organized under the laws of England and Wales (“Parent”). This letter agreement hereby amends and restates the Letter Agreement in its entirety.

Reference is also made to the Stock Purchase Agreement dated as April 8, 2008 (as it may be amended, supplemented, modified or waived from time to time, the “Stock Purchase Agreement”) by and among Konica Minolta Business Solutions U.S.A., Inc., a New York corporation (“Purchaser”), Parent, and Danka Holding Company, a Delaware corporation (“Seller”).

In connection with the Stock Purchase Agreement, the Cypress Shareholders hereby agree as follows:

1. Agreement to Vote. So long as the Board of Directors of Parent (the “Parent Board”) has not withdrawn or modified, in a manner adverse to Purchaser, the recommendation that the shareholders of Parent approve the Shareholder Resolutions (as defined below), each Cypress Shareholder shall:

(A) attend (either in person or by proxy) the shareholder meeting (including any adjournment or postponement thereof) and, if necessary, any other meeting of holders of Parent’s 6.50% senior convertible participating shares (the “Participating Shares”) convened for the purpose of considering all or any of the matters contemplated by the Shareholder Resolutions (whether separate from, or together with, holders of Parent’s ordinary shares (the “Ordinary Shares”)) (such meeting(s), including any adjournment or postponement thereof, the “Shareholder Meeting”); and

(B) vote, or cause to be voted, all of the Participating Shares “beneficially owned” (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) by such Cypress Shareholder as at the date of this letter agreement and any further Participating Shares acquired by such Cypress Shareholder after the date of this letter agreement (collectively, the “Relevant Shares”) in favor of (i) the transactions contemplated by the Stock Purchase Agreement; (ii) that Parent be wound up voluntarily (the “Members Voluntary Liquidation”); (iii) that Jeremy Spratt and Finbarr O’Connell of KPMG LLP be appointed joint liquidators for the purpose of the voluntary winding up of Parent and to act either alone or jointly; (iv) the powers of the joint liquidators and the ability of the directors of Parent to take steps to close the transactions contemplated in the Stock Purchase Agreement (to the extent necessary); (v) the remuneration of the joint liquidators; and (vi) the authorization of the joint liquidators to wind up the remaining subsidiaries of Parent, each of which shall be passed in accordance with all applicable laws and the articles of association of Parent (collectively, the “Shareholder Resolutions”).

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2. Allocation of Proceeds of the Members Voluntary Liquidation. Each Cypress Shareholder hereby agrees that, in the event that the Members Voluntary Liquidation is duly approved, after payment or provision for payment of the debts and other liabilities of Parent, and before any distribution to holders of Participating Shares, the holders of Ordinary Shares shall be entitled to be paid out of the assets of Parent available for distribution to its shareholders pursuant to the Members Voluntary Liquidation an amount in cash equal to $0.025 per issued Ordinary Share (which represents $0.10 per American Depositary Share of Parent) prior to any distribution to holders of Participating Shares.

3. Documentation. Each Cypress Shareholder hereby consents to (X) the issue of a press announcement in relation to the transactions contemplated by the Stock Purchase Agreement and the Members Voluntary Liquidation as may be required to comply with the requirements of the UK’s Financial Services Authority (the “FSA”) or any other relevant governmental or regulatory authority incorporating references (if any) to the undertakings set forth in this letter agreement, and (Y) particulars of the undertakings set forth in this letter agreement being contained in the Circular and any other related or ancillary document as required by the FSA or any other relevant governmental or regulatory authority.

4. Restrictions on Transfer. Except as provided for herein, each Cypress Shareholder agrees, from the date hereof until the Expiration Time, not to (i) directly or indirectly Transfer or offer to Transfer any Relevant Shares; (ii) tender any Relevant Shares into any tender or exchange offer or otherwise; or (iii) otherwise restrict the ability of such Cypress Shareholder freely to exercise all voting rights with respect thereto. Any action attempted to be taken in violation of the preceding sentence will be null and void. Notwithstanding the foregoing, each Cypress Shareholder may make transfers of Relevant Shares for estate planning or similar purposes so long as such Cypress Shareholder retains control over the voting and disposition of such Relevant Shares and agrees in writing to continue to vote such Relevant Shares in accordance with this letter agreement. Each Cypress Shareholder further agrees to authorize and hereby authorizes Purchaser and Parent to notify Parent’s transfer agent that there is a stop transfer order with respect to all of the Relevant Shares and that this letter agreement places limits on the voting of the Relevant Shares. For purposes of this letter agreement, “Transfer” means, with respect to a security, the sale, grant, assignment, transfer, pledge, encumbrance, hypothecation or other disposition of such security or the “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) thereof (including by operation of Law (as defined in the Stock Purchase Agreement)), or the entry into any Contract (as defined in the Stock Purchase Agreement) to effect any of the foregoing, including, for purposes of this letter agreement, the transfer or sharing of any voting power of such security or other rights in or of such security, the granting of any proxy with respect to such security, depositing such security into a voting trust or entering into a voting agreement with respect to such security.

5. Termination. This letter agreement will terminate upon (i) termination of the Stock Purchase Agreement in accordance with its terms or (ii) the effectiveness of any amendment, modification or supplement to, or waiver by Parent or Seller under, the Stock Purchase Agreement, unless consented to in writing by each of the Cypress Shareholders (such earliest occurrence being the “Expiration Time”).

Notwithstanding anything herein to the contrary, this letter agreement is entered into by each of the undersigned solely in its capacity as a shareholder of Parent, and nothing in this letter agreement shall restrict in any way the exercise by any of the undersigned’s affiliates of their fiduciary and legal obligations in their capacity as directors of Parent or any other entity.

This letter agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, including without limitation the Letter Agreement, and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

This letter agreement will be governed by the laws of the State of New York. This letter agreement may be executed manually or by facsimile in one or more counterparts, each of which when taken together, will be deemed to constitute one and the same agreement. The foregoing paragraphs of this letter agreement are legally binding and enforceable obligations of Parent and each of the Cypress Shareholders.

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If you are in agreement with the foregoing, please sign and return this letter agreement to the undersigned, which thereupon will constitute our agreement with respect to its subject matter.

Sincerely,

CYPRESS MERCHANT BANKING PARTNERS II L.P.

By:	/s/ CHRIS HARNED
Name:	Chris Harned
Title:	Member of Cypress Associates II
LLC, its General Partner

CYPRESS MERCHANT BANKING II C.V.

By:	/s/ CHRIS HARNED
Name:	Chris Harned
Title:	Member of Cypress Associates II
LLC, its General Partner

55TH STREET PARTNERS II L.P.

By:	/s/ CHRIS HARNED
Name:	Chris Harned
Title:	Member of Cypress Associates II
LLC, its General Partner

Accepted and agreed as of the date first written above:

DANKA BUSINESS SYSTEMS PLC

By:	/s/ A.D. FRAZIER
Name:	A.D. Frazier
Title:	Director

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